UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

IAC/InterActiveCorp

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    Entry Into a Material Definitive Agreement.

On May 13, 2008, IAC/InterActiveCorp (the “Company”) entered into an agreement (the “Spinco Agreement”) with the Company’s largest stockholder, Liberty Media Corporation (“Liberty”), certain affiliates of Liberty and, for limited purposes, the Chairman and Chief Executive Officer of the Company, Barry Diller, pursuant to which the parties agreed to settle the litigation relating to the Company’s announced plan to spin off to its stockholders certain operating businesses as separate, publicly traded companies, which litigation is described in the Company’s annual report on Form 10-K for the year ended December 31, 2007, as amended.  The Spinco Agreement also contains, among other things, provisions that will become effective at the time of the spin-off of each such company with a single class of common stock (each, a “Spinco”), including provisions providing Liberty the right to nominate directors to the Spinco’s Board of Directors so long as Liberty maintains specified ownership levels, restrictions on acquisitions and transfers of the securities of the Spinco by Liberty and its affiliates, certain standstill restrictions on Liberty and its affiliates and registration rights to be granted to Liberty.  A copy of the Spinco Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Spinco Agreement also provides that, effective on the first date as of which two or more Spincos shall have been spun off with a single class of common stock, the Amended and Restated Governance Agreement among the Company, Liberty and Mr. Diller, dated as of August 9, 2005 (the “Governance Agreement”), will be amended to eliminate Liberty’s right to designate one director to serve on the Compensation and Human Resources Committee of the Board of Directors of the Company.  The Governance Agreement is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005.

ITEM 9.01.            Financial Statements and Exhibits.

(d)

Exhibits to this Form 8-K

Exhibit No.	Description
10.1

Spinco Agreement, dated May 13, 2008, between IAC/InterActiveCorp, Liberty Media Corporation, LMC Silver King, Inc., Liberty HSN II, Inc., LMC USA VIII, Inc., LMC USA IX, Inc., LMC USA XI, Inc., LMC USA XII, Inc., LMC USA XIII, Inc., LMC USA XIV, Inc., LMC USA XV, Inc., Liberty Tweety, Inc., BDTV Inc., BDTV II Inc., BDTV III Inc., BDTV IV Inc. and Barry Diller.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

Date: May 16, 2008	/s/ Greg Blatt
	Name:	Greg Blatt
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
10.1

Spinco Agreement, dated May 13, 2008, between IAC/InterActiveCorp, Liberty Media Corporation, LMC Silver King, Inc., Liberty HSN II, Inc., LMC USA VIII, Inc., LMC USA IX, Inc., LMC USA XI, Inc., LMC USA XII, Inc., LMC USA XIII, Inc., LMC USA XIV, Inc., LMC USA XV, Inc., Liberty Tweety, Inc., BDTV Inc., BDTV II Inc., BDTV III Inc., BDTV IV Inc. and Barry Diller.